UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 1 Columbus Circle, 17th Floor Mail Stop: NYC01-1710 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest, no par value	MSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01Regulation FD.

AAA Arbitration Final Award

As previously reported, on October 14, 2022, Mesabi Trust initiated arbitration against Northshore Mining Company (“Northshore”), the lessee/operator of the leased lands, and its parent, Cleveland-Cliffs Inc. (“Cliffs”), with the American Arbitration Association (“AAA”). The Trust sought an award of damages relating to Cliffs’ and Northshore’s underpayment of royalties in 2020, 2021, and the first four months of 2022 by virtue of Cliffs’ and Northshore’s failure to use the highest priced arm’s-length iron ore pellet sale from the preceding four quarters in pricing certain pellet shipments from 2020 through the first four months of 2022.  The Trust also sought declaratory relief related to the Trust’s entitlement to certain documentation and to the time when Cliffs’ and Northshore’s royalty obligations accrue.

The evidentiary hearing was completed before a panel of three arbitrators in March 2024 under the commercial rules of the AAA. Post-hearing briefs were exchanged in May 2024. Post-hearing oral arguments and final submissions were concluded in June 2024. The Trust received the final award on September 6, 2024, which unanimously awarded the Trust damages in the amount of $59,799,977 for underpaid royalties in 2020, 2021 and the first four months of 2022, plus pre-award interest in the amount of $11,288,269, calculated at the rate of 10% simple interest per annum from the date of the initial demand through September 1, 2024, and continuing to accrue until paid. Pursuant to the award, Cliffs and Northshore must pay the Trust the amounts specified in the Award by no later than October 6, 2024. The Tribunal approved the parties’ stipulated Consent Award approving the Trust’s ongoing entitlement to certain documentation related to verifying royalty calculations.  The Tribunal denied the Trust’s request for declaratory relief regarding the time at which Cliffs’ and Northshore’s royalty obligations accrue.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 10, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

By:	/s/ Chris Niesz
Chris Niesz
Director
Deutsche Bank Trust Company Americas,
Corporate Trustee of Mesabi Trust

Dated: September 10, 2024

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